UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): December 27, 2022

National CineMedia, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-33296			20-5665602
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)			(I.R.S. Employer Identification No.)

6300 S. Syracuse Way	Suite 300	Centennial	Colorado	80111
(Address of Principal Executive Offices)				(Zip Code)
(303) 792-3600
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 210.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Common Stock, par value $0.01 per share	NCMI	The Nasdaq Stock Market LLC
(Title of each class)	(Trading symbol)	(Name of each exchange on which registered)
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01    Entry into a material definitive agreement
On December 28, 2022, National CineMedia, LLC ("NCM LLC") and National CineMedia, Inc. ("NCM, Inc." or "The Company") entered into a Receivables Sales Agreement pursuant to which, NCM, Inc. acquired the right to approximately $4.9 million of NCM LLC’s accounts receivable at a purchase price equal to the book value of the accounts receivable in exchange for a cash payment. The foregoing description of the Receivables Sales Agreement is qualified in its entirety by reference to the complete copy of a form of Receivables Sales Agreement filed as Exhibit 10.2 to the Quarterly Report on Form 10-Q filed on November 7, 2022 and incorporated by reference herein.
Item 3.02    Unregistered Sales of Equity Securities
Redemption of Regal Common Membership Units
The Second Amended and Restated Certificate of Incorporation of NCM Inc. and the Third Amended and Restated Limited Liability Company Operating Agreement, as amended, of NCM LLC provide a redemption right to the NCM LLC members to exchange common membership units of NCM LLC for shares of the Company’s common stock (the “Common Stock”) on a one-for-one basis, or at the Company’s option, a cash payment equal to the market price of one share of the Company’s Common Stock.
On December 20, 2022, the Company received a Notice of Redemption from Regal Cinemas, Inc. and Regal CineMedia Holdings, LLC (“Regal”) for the redemption of 40,683,797 common membership units, which represents all of Regal’s common membership units. On December 27, 2022, Regal complied with its obligation to surrender the common membership units to NCM LLC for cancellation free and clear of all liens. The Company contributed an equal number of newly issued shares of its Common Stock to NCM LLC in exchange for the common units surrendered and redeemed by Regal, and NCM LLC in turn transferred the shares of Common Stock to Regal on December 28, 2022. The shares of Common Stock were issued in reliance upon the exemption from the registration requirements of the Securities Act provided by Section 4(a)(2) thereof for transactions not involving a public offering.

Item 9.01	Financial Statements and Exhibits

Exhibit No.	Reference	Description

10.1	(1)	Form of Receivables Sales Agreement between National CineMedia, LLC and National CineMedia, Inc.
104	*	Cover Page Interactive Data File (embedded within the Inline XBRL document).
__________________________________

*	Filed herewith.
(1)	Incorporated by reference to Exhibit 10.2 from the Registrant’s Quarterly Report on Form 10-Q (File No. 001-33296) filed on November 7, 2022

SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NATIONAL CINEMEDIA, INC.

Dated: December 30, 2022	By:	/s/ Ronnie Ng
Ronnie Ng
Chief Financial Officer